SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934


                                 Date of Report
                                  May 22, 2003
                      ------------------------------------
                        (Date of earliest event reported)


                             Commission File Number
                                    333-72213


                            BFC Financial Corporation
          -------------------------------------------------------------
             (Exact name of registrant as specified in its Charter)


                                     Florida
                           ---------------------------
                            (State of Incorporation)


                                   59-2022158
                               ------------------
                      (IRS Employer Identification Number)


                           1750 East Sunrise Boulevard
                               Fort Lauderdale, FL
                                      33304
                ------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (954) 760-5223
                      ------------------------------------
                          Registrant's telephone number



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Item 5.     Other Events

     On May 22, 2003, BFC Financial Corporation issued a press release announcing that its Board of Directors has declared a fifteen percent common stock dividend payable in Class A Common Stock to BFC Financial Corporation Class A and Class B common stockholders of record on June 3, 2003. The stock dividend will be payable on June 17, 2003.

Item 7.           Financial Statements and Exhibits


(c)      Exhibits

99.1     Press Release dated May 22, 2003.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BFC Financial Corporation



By:
            -----------------------
Name:       Alan B. Levan
Title:      Chief Executive Officer


Dated: May 22, 2003


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